MET INVESTORS SERIES TRUST

Supplement Dated November 12, 2010

to the

Prospectus Dated May 1, 2010

BlackRock Large Cap Core Portfolio

The following changes are made to the prospectus of BlackRock Large Cap Core Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Robert C. Doll, CFA, CPA, Senior Managing Director and Chief Equity Strategist of BlackRock, Daniel Hanson, CFA, Managing Director of BlackRock, and Peter Stournaras, CFA, Managing Director of BlackRock, are jointly and primarily responsible for the day-to-day management of the Portfolio. Messrs. Doll, Hanson and Stournaras have managed the Portfolio (or its predecessor) since 2003, 2008 and 2010, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. Robert C. Doll, Jr., CFA, CPA, Daniel Hanson, CFA, and Peter Stournaras, CFA, are the lead members of this team. Messrs Doll, Hanson and Stournaras are jointly and primarily responsible for the day-to-day management of the Portfolio.

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Mr. Doll is the senior portfolio manager. He has been the Portfolio’s and its predecessor’s portfolio manager since 2003. He is Senior Managing Director and Chief Equity Strategist of BlackRock, Inc. since 2010. He was Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. from 2006 to 2010. He was President and Chief Investment Officer of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

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Mr. Hanson has been a Managing Director of BlackRock, Inc. since 2008. He was Director of BlackRock, Inc. from 2006 to 2008. He was Vice President of BlackRock, Inc. in 2006. He was Vice President of MLIM from 2003 to 2006.

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Mr. Stournaras has been a Managing Director of BlackRock since 2010. He was a Director at Northern Trust Company from 2006 to 2010. He was a Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006. He was a Director at Citigroup Asset Management from 1998 to 2005.

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